SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 205490

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OFTHE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2021

MMEX RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-152608	26-1749145
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3616 Far West Blvd., #117-321

Austin, Texas 78731

(Address of principal executive offices)

Registrant's telephone number, including area code: (855) 880-0400

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 7, 2021, our board declared a 1 for 10,000 reverse split of our common stock, and the holders of a majority of the outstanding voting power of the shareholders (by a written consent to action taken without a meeting) ratified the reverse split. The reverse split contemplates an amendment to our Amended and Restated Articles of Incorporation, whereby each shareholder of MMEX shall receive one share of Common Stock for every 10,000 shares of Common Stock of the Company that such shareholder presently owns. We have mailed an Information Statement to our shareholders of record as of May 28, 2021 regarding such action. Pending FINRA approval, we anticipate that the reverse split and charter amendment will become effective on or after June 29, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMEX Resources Corporation

Date: June 11, 2021	By:	/s/ Jack W. Hanks
Jack W. Hanks,
President and Chief Executive Officer

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